                                                                    EXHIBIT 10.2




                            ADMINISTRATION AGREEMENT

                                      AMONG

                 ORIX CREDIT ALLIANCE RECEIVABLES TRUST 2000-B,
                                   AS ISSUER,

                           ORIX CREDIT ALLIANCE, INC.,
                                AS ADMINISTRATOR

              ORIX CREDIT ALLIANCE RECEIVABLES 2000-B CORPORATION,
                               AS TRUST DEPOSITOR,

                                       AND

                              THE BANK OF NEW YORK,
                              AS INDENTURE TRUSTEE

                           DATED AS OF AUGUST __, 2000

                                TABLE OF CONTENTS


                                                                                                              Page
                                                                                                              ----
Section 1.      Duties of the Administrator...............................................................       2

Section 2.      Records...................................................................................       8

Section 3.      Compensation..............................................................................       8

Section 4.      Additional Information to be Furnished to the Issuer......................................       9

Section 5.      Independence of the Administrator.........................................................       9

Section 6.      No Joint Venture..........................................................................       9

Section 7.      Other Activities of Administrator.........................................................       9

Section 8.      Term of Agreement; Resignation and Removal of
                Administrator.............................................................................       9

Section 9.      Action upon Termination, Resignation or Removal...........................................      11

Section 10.     Notices...................................................................................      11

Section 11.     Amendments................................................................................      12

Section 12.     Successors and Assigns....................................................................      13

Section 13.     Governing Law, Jury Waiver and No Petition................................................      13

Section 14.     Headings..................................................................................      14

Section 15.     Counterparts..............................................................................      14

Section 16.     Severability..............................................................................      14

Section 17.     Not Applicable to OCAI in Other Capacities................................................      14

Section 18.     Limitation of Liability of Owner Trustee and Indenture Trustee............................      14

Section 19.     Third-party Beneficiary...................................................................      15

Section 20.     Survivability.............................................................................      15

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                                    EXHIBITS

EXHIBIT A - Limited Power of Attorney....................................................................     A-1

                This ADMINISTRATION AGREEMENT, dated as of August __, 2000, is among ORIX CREDIT ALLIANCE RECEIVABLES TRUST 2000-B (the "Issuer"), ORIX CREDIT ALLIANCE, INC. ( together with its successors and assigns "OCAI") in its capacity as administrator (the "Administrator"), ORIX CREDIT ALLIANCE RECEIVABLES 2000-B CORPORATION (together with its successors and assigns, the "Trust Depositor") and THE BANK OF NEW YORK, not in its individual capacity but solely as Indenture Trustee (together with its successors and assigns, the "Indenture Trustee").

                              W I T N E S S E T H:

                WHEREAS, the Issuer is issuing Class A-1 Receivable-Backed Notes, Class A-2 Receivable-Backed Notes, Class A-3 Receivable-Backed Notes, Class A-4 Receivable-Backed Notes, Class B Receivable-Backed Notes, and Class C Receivable-Backed Notes (collectively, the "Notes") pursuant to the Indenture, dated as of the date hereof (the "Indenture"), between the Issuer and the Indenture Trustee (capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Transfer and Servicing Agreement as defined herein or in the Indenture);

                WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes and of certain beneficial ownership interests of the Issuer, including (i) a Transfer and Servicing Agreement, dated as of the date hereof (the "Transfer and Servicing Agreement"), among the Issuer, the Indenture Trustee, the Trust Depositor, and OCAI, as Originator and Servicer thereunder, and (ii) the Indenture, and (iii) the other Transaction Documents;

                WHEREAS, pursuant to the Transaction Documents, the Issuer and the Owner Trustee are required to perform certain duties in connection with (i) the Notes and the Collateral therefor pledged pursuant to the Indenture and (ii) the beneficial ownership interests in the Issuer evidenced by the Certificates (the registered holders of such interests being referred to herein as the "Owners");

                WHEREAS, the Issuer and the Owner Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Owner Trustee referred to in the preceding clause and to provide such additional services consistent with the terms of this Agreement and the Transaction Documents as the Issuer and the Owner Trustee may from time to time request; and

                WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein;

                NOW, THEREAFTER, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                SECTION 1.  DUTIES OF THE ADMINISTRATOR.

                (a)        DUTIES WITH RESPECT TO THE INDENTURE.

                                    (i) The Administrator agrees to perform all
                its duties as Administrator and the duties of the Issuer and the Owner Trustee under the Transaction Documents. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer or the Owner Trustee under the Indenture. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the respective duties of the Issuer and the Owner Trustee under the Indenture. The Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Administrator shall take all appropriate action that the Issuer or the Owner Trustee is required to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (references are to Sections of the Indenture):

                                    (A) the duty to cause the Note Register to
                be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);

                                    (B) the notification of Noteholders of the
                final principal payment on their Notes (Section 2.07(b));

                                    (C) the preparation of or obtaining of the
                documents and instruments required for execution and authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.02);

                                    (D) the preparation, obtaining or filing of
                the instruments, opinions and certificates and other documents required for the release of Collateral (Section 2.12);

                                    (E) the maintenance of an office in
                [Chicago, Illinois], or
                the appointment of the Indenture Trustee as its agent therefor, for registration of transfer or exchange of Notes (Section 3.02);

                                    (F) the duty to cause newly appointed Paying
                Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

                                    (G) the direction to the Indenture Trustee
                to deposit monies with Paying Agents, if any, other than the Indenture Trustee (Section 3.03);

                                    (H) the obtaining and preservation of the
                Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the collateral and each other instrument and agreement included in the Collateral (Section 3.04);

                                    (I) the preparation of all supplements and
                amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as is necessary or advisable to protect the Collateral other than as prepared by the Servicer (Section 3.05);

                                    (J) the delivery of certain statements as to
                compliance with the Indenture (Sections 3.09);

                                    (K) the identification to the Indenture
                Trustee in an Officer's Certificate of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

                                    (L) the notification of the Indenture
                Trustee and each Rating Agency of a Servicer Default under the Transfer and Servicing Agreement;

                                    (M) the preparation and obtaining of
                documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.10(b));

                                    (N) the monitoring of the Issuer's
                obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer's Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

                                    (O) the compliance with any written
                directive of the Indenture Trustee with respect to the sale of the Collateral in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.04);

                                    (P) the preparation and delivery of notice
                to Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.08);

                                    (Q) the preparation of any written
                instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of the Indenture Trustee or any co-trustee or separate trustee (Sections 6.08 and 6.10);

                                    (R) the furnishing of the Indenture Trustee
                with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

                                    (S) the opening of one or more accounts in
                the Indenture Trustee's name, the preparation and delivery of Issuer Orders, Officer's Certificates and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.02 and 8.03);

                                    (T) the preparation of an Issuer Request and
                Officer's Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Collateral (Sections 8.04 and 8.05);

                                    (U) the preparation of Issuer Orders and the
                obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 9.01, 9.02 and 9.03);

                                    (V) the execution and delivery of new Notes
                conforming to any supplemental indenture (Section 9.06);

                                    (W) the duty to notify Noteholders of
                redemption of the Notes or to cause the Indenture Trustee to provide such notification (Section 10.02);

                                    (X) the preparation and delivery of all
                Officer's Certificates, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

                                    (Y) the preparation and delivery of
                Officer's Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.01(b));

                                    (Z) the notification of the Rating Agencies,
                upon the failure of the Issuer, the Owner Trustee or the Indenture Trustee to provide notification as required under the Transaction Documents;

                                    (AA) the preparation and delivery to
                Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.06); and

                                    (BB) the recording of the Indenture, if
                applicable (Section 11.14).

                                    (ii) The Administrator will, except as paid
                pursuant to or otherwise expressly provided in the Indenture or the Transfer and Servicing Agreement:

                                    (A) pay the Indenture Trustee's fees and
                reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of the Indenture (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

                                    (B) indemnify the Indenture Trustee and its
                agents for, and hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Transaction Documents, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Transaction Documents; and

                                    (C) pay the Owner Trustee's fees and
                reimburse the Owner Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Owner Trustee in accordance with the Transaction Documents and indemnify the Owner Trustee and its agents for, and hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Trust Agreement, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Trust Agreement (and including without limitation, an indemnity as described above with respect to the Trust Depositor's obligations in favor of the Owner Trustee under Section 8.02 of the Trust Agreement).

                (b)        ADDITIONAL DUTIES.

                                    (i) In addition to the duties set forth in
                Section 1(a), the Administrator shall perform such calculations and shall prepare or shall cause the preparation by other appropriate persons of, and shall execute on behalf of the Issuer or the Owner Trustee, all such documents, reports, filings, instruments, investment instructions, certificates and opinions that the Issuer or the Owner Trustee is required to prepare, file or deliver pursuant to the Transaction Documents or under Section 5.05 of the Trust Agreement, and at the request of the Owner Trustee shall take all appropriate action that the Issuer or the Owner Trustee is required to take pursuant to the Transaction Documents. In furtherance thereof, the Owner Trustee shall, on behalf of the Issuer, execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Issuer for the purpose of executing on behalf of the Owner Trustee and the Issuer all such documents, reports, filings, instruments, certificates and opinions. Subject to Section 5, and in accordance with the directions of the Issuer, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Transaction Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer and are reasonably within the capability of the Administrator.

                                    (ii) Notwithstanding anything in this
                Agreement or the Transaction Documents to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Trust's payments (or allocations of income) to an Owner as contemplated in Section 5.02(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

                                    (iii) Notwithstanding anything in this
                Agreement or the Transaction Documents to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in Section 5.05(a), (b), (c) and
                (d), the penultimate sentence of Section 5.05 and Section 5.06(a) of the Trust Agreement with respect to, among other things, accounting and reports to Owners; provided, however, that the Owner Trustee shall retain responsibility for the distribution of information forms necessary to enable each Owner to prepare its federal and state income tax returns.

                                    (iv) The Administrator shall satisfy its
                obligations with respect to clauses (ii) and (iii) above by retaining, at the expense of the Trust payable by the Administrator, a firm of independent public accountants (the "Accountants") acceptable to the Owner Trustee, which shall perform the obligations of the Administrator thereunder.

                                    (v) The Administrator shall perform the
                duties of the Administrator specified in Sections 6.02, 9.01(d) and 10.02 of the Trust Agreement required to be performed in connection with the filing of claims, the termination of the Trust and the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement.

                                    (vi) In carrying out the foregoing duties or
                any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

                (c)        NON-MINISTERIAL MATTERS.

                                    (i) With respect to matters that in the
                reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

                                    (A) the amendment of or any supplement to
                the Indenture;

                                    (B) the initiation of any claim or lawsuit
                by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Contracts);

                                    (C) the amendment, change or modification of
                any other Transaction Documents;

                                    (D) the appointment of successor Note
                Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or a successor Servicer, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

                                    (E) the removal of the Indenture Trustee.

                                    (ii) Notwithstanding anything to the
                contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (A) make any payments to the Noteholders under the Transaction Documents, (B) sell the Collateral otherwise than pursuant to Section 1(a)(i)(O) above and clause (iv) of Section 5.04 of the Indenture, (C) take any other action that the Issuer directs the Administrator not to take on its behalf or (D) take any other action which may be construed as having the effect of varying the investment of the Holders.

                SECTION 2. RECORDS. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Indenture Trustee, the Issuer and the Owner Trustee at any time during normal business hours.

                SECTION 3. COMPENSATION. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to a monthly fee which shall be solely an obligation of the Servicer as contemplated in
Section 5.19 of the Transfer and Servicing Agreement and which shall be in an amount as shall be agreeable to the Trust Depositor and the Administrator.

                SECTION 4. ADDITIONAL INFORMATION TO BE FURNISHED TO THE ISSUER. The

Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

                SECTION 5. INDEPENDENCE OF THE ADMINISTRATOR. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

                SECTION 6. NO JOINT VENTURE. Nothing contained in this Agreement
(i) shall constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

                SECTION 7. OTHER ACTIVITIES OF ADMINISTRATOR. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other business or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

                SECTION 8. TERM OF AGREEMENT; RESIGNATION AND REMOVAL OF ADMINISTRATOR. This Agreement shall continue in force until the termination of the Issuer, upon which event this Agreement shall automatically terminate.

                (a) Subject to Section 8(d) and Section 8(e), the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days' prior written notice.

                (b) Subject to Section 8(d) and Section 8(e), the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

                (c) Subject to Section 8(d) and Section 8(e), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

                           (i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

                           (ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

                           (iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

                The Administrator agrees that if any of the events specified in clauses (ii) or (iii) above shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven days after the occurrence of such event.

                (d) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuer and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

                (e) The appointment of any successor Administrator shall be effective only after the satisfaction of the Rating Agency Condition with respect to the proposed appointment.

                (f) Subject to Section 8(d) and 8(e), the Administrator acknowledges that upon the appointment of a Successor Servicer pursuant to the Transfer and Servicing Agreement, the Administrator shall immediately resign (subject to Section 8(d) hereof).

                SECTION 9. ACTION UPON TERMINATION, RESIGNATION OR REMOVAL. Promptly upon the effective date of termination of this Agreement pursuant to
Section 8 or the resignation or removal of the Administrator pursuant to Section 8(a), (b), (c) or (f) respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 8 deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section (a), (b), (c) or (f), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

                SECTION 10. NOTICES. All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

                           (i)      If to the Administrator:

                                    ORIX Credit Alliance, Inc.
                                    300 Lighting Way
                                    Secaucus, New Jersey 07096-1525
                                    Attention: Chief Financial Officer/Asset
                                               Securitizations
                                    Fax No.:   (201) 601-9100

                           (ii)     If to the Trust Depositor:

                                    ORIX Credit Alliance Receivables 2000-B
                                        Corporation
                                    300 Lighting Way
                                    Secaucus, New Jersey 07096-1525
                                    Attention: President/Asset Securitizations
                                    Fax No.:   (201) 348-2914

                           (iii)    If to the Indenture Trustee:

                                    The Bank of New York
                                    [_____________________]
                                    [_____________________]
                                    Attention: [_____________________]
                                    Fax No.:   [_____________________]

                           (iv)     If to the Issuer or the Owner Trustee:

                                    The Bank of New York (Delaware)
                                    502 White Clay Center
                                    P.O. Box 6973
                                    Newark, Delaware 19714-6973
                                    Attention: Corporate Trust Administration
                                    Fax No.:   (302) 283-8279

                                    with a copy to:

                                    The Bank of New York
                                    101 Barclay Street
                                    12 East
                                    New York, New York 10286
                                    Attention: Asset-Backed Finance Group
                                    Fax No.: (212) 815-4135


Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

                SECTION 11. AMENDMENTS. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the parties hereto, with the written consent of the Owner Trustee but without the consent of the Noteholders and the Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders; provided that such amendment will not, in the Opinion of Counsel satisfactory to the Indenture Trustee, materially and adversely affect the interest of any Noteholder or Certificateholder. This Agreement may also be amended by the parties hereto with the written consent of the Owner Trustee and the Required Holders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or the Certificateholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Contracts or distributions that are required to be made for the benefit of the Noteholders or Certificateholders or (ii) reduce the aforesaid percentage of the holders of Notes and Certificates which are required to consent to any such amendment, without the consent of the Issuer and the holders of all outstanding Notes and Certificates. Notwithstanding the foregoing, the Administrator may not amend this Agreement without the permission of the Trust Depositor, which permission shall not be unreasonably withheld.

                SECTION 12. SUCCESSORS AND ASSIGNS. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer, the Indenture Trustee and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer, the Indenture Trustee or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement, in form and substance reasonably satisfactory to the Issuer, the Owner Trustee and the Indenture Trustee, in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

                SECTION 13. GOVERNING LAW, JURY WAIVER AND NO PETITION. (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS;

                (b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. Each party hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 13(b); and

                (c) Each of the Administrator and the Indenture Trustee covenants and agrees that, prior to the date that is one year and one day after the payment in full of all amounts owing in respect of all outstanding Notes, it will not institute against the Trust Depositor or the Trust, or join any other Person in instituting against the Trust Depositor or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States, provided, however, that nothing herein shall prohibit the Indenture Trustee from filing proofs of claim or otherwise participating in any such proceedings instituted by any other person. This Section 13(c) will survive the termination of this Agreement.

                SECTION 14. HEADINGS. The section and subsection headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

                SECTION 15. COUNTERPARTS. This Agreement may be executed by facsimile signature and in several counterparts, each of which shall be an original and all of which shall constitute but one and the same agreement.

                SECTION 16. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                SECTION 17. NOT APPLICABLE TO OCAI IN OTHER CAPACITIES. Nothing in this Agreement shall affect any obligation OCAI may have in any other capacity.

                SECTION 18. LIMITATION OF LIABILITY OF OWNER TRUSTEE AND INDENTURE TRUSTEE.

                (a) Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by The Bank of New York (Delaware) not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall The Bank of New York (Delaware) in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Eight of the Trust Agreement.

                (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by The Bank of New York not in its individual capacity but solely as Indenture Trustee and in no event shall The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

                SECTION 19. THIRD-PARTY BENEFICIARY. The Owner Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

                SECTION 20. SURVIVABILITY. The obligations of the Administrator described in Section 1(a)(ii) hereof shall survive termination of this Agreement.

                 {this portion of page intentionally left blank}

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                        ORIX CREDIT ALLIANCE RECEIVABLES TRUST
                                        2000-B

                                        By: THE BANK OF NEW YORK (DELAWARE), not
                                        in its individual capacity but solely as
                                        Owner Trustee


                                        By:
                                        Printed Name:
                                        Title:


                                        ORIX CREDIT ALLIANCE RECEIVABLES 2000-B
                                        CORPORATION, as Trust Depositor


                                        By:
                                        Printed Name: Joseph J. McDevitt, Jr.
                                        Title:        President


                                        THE BANK OF NEW YORK, not in its
                                        individual capacity but solely as
                                        Indenture Trustee


                                        By:
                                        Printed Name:
                                        Title:


                                        ORIX CREDIT ALLIANCE, INC., as
                                        Administrator


                                        By:
                                        Printed Name: Joseph J. McDevitt, Jr.
                                        Title:        Executive Vice President

                                    EXHIBIT A

                            LIMITED POWER OF ATTORNEY

State of New York       )
                        )   SS.
County of New York      )

                  KNOW ALL PERSONS BY THESE PRESENTS, that The Bank of New York (Delaware), a Delaware state chartered bank (the "Owner Trustee"), by and through its duly elected and authorized officer, _____________________, a _____________, on behalf of ORIX Credit Alliance Receivables Trust 2000-B (the "Trust") as Issuer under the Administration Agreement, dated as of August __, 2000 (the "Administration Agreement"), among the Trust, ORIX Credit Alliance Receivables 2000-B Corporation, The Bank of New York, as Indenture Trustee, and ORIX Credit Alliance, Inc., as Administrator, does hereby nominate, constitute and appoint ORIX Credit Alliance, Inc., a New York corporation, each of its officers from time to time and each of its employees authorized by it from time to time to act hereunder, jointly and each of them severally, together or acting alone, its true and lawful attorney-in-fact, for the Issuer in their name, place and stead, in the sole discretion of such attorney-in-fact, to perform such calculations and prepare or cause the preparation by other appropriate persons of, and to execute on behalf of the Issuer, all such documents, reports, filings, instruments, certificates and opinions that the Issuer or the Owner Trustee is required to prepare, file or deliver pursuant to the Administration Agreement, and to take any and all other action, as such attorney-in-fact may deem necessary or desirable in accordance with the directions of the Owner Trustee and in connection with its duties as Administrator or successor Administrator under the Administration Agreement. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Administration Agreement.

                  The Owner Trustee on behalf of the Trust hereby ratifies and confirms the execution, delivery and performance (whether before or after the date hereof) of the above-mentioned documents, reports, filings, instruments, certificates and opinions, by the attorney-in-fact and all that the attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

                  The Owner Trustee on behalf of the Trust hereby agrees that no person or other entity dealing with the attorney-in-fact shall be bound to inquire into such attorney-in-fact's power and authority hereunder and any such person or entity shall be fully protected in relying on such power of authority.

                  This Limited Power of Attorney may not be assigned without the prior written consent of the Owner Trustee. It is effective immediately and will continue until it is revoked.

                  This Limited Power of Attorney shall be governed and construed in accordance with the laws of the State of Delaware.

                  Executed as of this __ day of August __, 2000.


                                        THE BANK OF NEW YORK (DELAWARE),
                                        not in its individual capacity but
                                        solely as Owner Trustee,



                                        By:
                                        Printed Name:
                                        Title:

                        CERTIFICATE OF ACKNOWLEDGMENT OF
                                  NOTARY PUBLIC

State of New York          )
                           )    SS.
County of  New York        )

On August __, 2000 before me, __________________________________________
      {insert date} ________________

{ }      personally known to me, or

{ } proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ties), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which person(s) acted, executed the instrument.

                  WITNESS my hand and official seal.


Signature ________________________________________                      {SEAL}